Federal Home Loan Bank and Federal Reserve Advances (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
FHLB advances maturing in the year ending December 31,
2014	$ 7,715
2014	2,526
2015	6,938
2016	5,729
2017	661
Thereafter	1,244
Total	$ 24,813	$ 26,358
Weighted average interest rate of FHLB advances maturing in the year ending December 31,
2013	0.44%
2014	0.81%
2015	1.15%
2016	1.49%
2017	1.17%
Thereafter	1.61%
Weighted average interest rate of FHLB advances	1.00%